                                 Exhibit 10.1

------------------------------------------------------------------------------------------------------------------------------------
HEADLANDS                                              SERVICING CERTIFICATE
MORTGAGE
====================================================================================================================================
Revolving Home Equity Loan LIBOR:                                    5.88500%  Current Collection Period:         02/01/00-02/29/00
Asset-Backed Notes         Margin:                                   0.65000%  P&S Agreement Date:                          12/1/98

Series 1998-2              Class A-1  Note Rate:                     6.53500%  Original Closing Date:                      12/29/98
                           Class A-2  Note Rate:                     6.51000%  Distribution Date:                           3/15/00
                           Class A-3  Note Rate:                     6.67000%  Record Date:                                 3/14/00
                           Interest Period 02/15/00 thru 03/14/00:        29   Pool Factor:                              64.8804138%
                           Servicing Fee Rate:                       0.50000%  Initial Class A-1 O/C Amt:              2,041,531.37
                           Class A-1 Premium Fee Rate:               0.19000%  Initial Class A-2 O/C Amt:              2,430,777.93
                           Class A-2 Premium Fee Rate:               0.22000%  Initial Class A-3 O/C Amt:              3,312,404.71
                           Class A-3 Premium Fee Rate:               0.40000%  Class A-1 O/C Amt as of Pmt Date:       4,763,573.17
                           Trustee Fee:                              0.00750%  Class A-2 O/C Amt as of Pmt Date:       5,609,895.00
                           Class A-1 Weighted Avg Loan Rate:        11.71829%  Class A-3 O/C Amt as of Pmt Date:       6,154,832.14
                           Class A-2 Weighted Avg Loan Rate:        11.01938%  Class A-1 WAM:                                   210
                           Class A-3 Weighted Avg Loan Rate:        13.44549%  Class A-2 WAM:                                   164
                           Total Management Fee                     1,000.00   Class A-3 WAM:                                   244
       =============================================================================================================================

BALANCES
         Beginning HELOC Pool Balance                                                                                  92,011,251.75
         Beginning Second Lien Pool Balance                                                                            56,250,006.00
         Beginning HLTV Pool Balance                                                                                   39,389,943.86

         Beginning Class A-1 Note Balance -- CUSIP 422093AG9                                                           87,247,678.58
         Beginning Class A-2 Note Balance -- CUSIP 422093AH7                                                           50,855,642.43
         Beginning Class A-3 Note Balance -- CUSIP 422093AJ3                                                           33,457,537.74
         Overcollateralization Amount                                                                                   2,288,557.64
         Overcollateralization Loan Amount                                                                                      0.00

         Ending HELOC Pool Balance                                                                                     89,209,241.51
         Ending Second Lien Pool Balance                                                                               54,730,552.87
         Ending HLTV Pool Balance                                                                                      39,112,766.35

         Ending Class A-1 Note Balance -- CUSIP 422093AG9                                                              84,445,668.34
         Ending Class A-2 Note Balance -- CUSIP 422093AH7                                                              49,120,657.87
         Ending Class A-3 Note Balance -- CUSIP 422093AJ3                                                              32,957,934.21

         Additional Balances  Class A-1                                                                                 1,545,441.45

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                      0
         Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                   0.00
         Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                       0
         Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                    0.00
         Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                              0
         Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                            0.00
         Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                                         0
         Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                      0.00
         Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                               0
         Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                             0.00
         Cumulative Number of ALL Subsequent Mortgage Loans                                                                    1,830
         Cumulative SubsequentMortgage Loan Asset Balance                                                              64,876,717.43

         Beginning Loan Count                                                                                                  5,344
         Ending Loan Count                                                                                                     5,231

COLLECTION AMOUNTS Class A-1
  1     Aggregate of All Mortgage Collections (Gross)                                                                   5,276,044.24
  2     Total Mortgage Interest Collections (Gross)                                                                       928,592.55
        Servicing Fees (current collection period)                                                                         38,338.02
        Deferred Interest Transfer (DI)                                                                                         0.00
    3a    Mortgage Principal Collections                                                                                4,347,451.69
    3b    Pre-Funded Balance                                                                                                    0.00
    3c    Net Liquidation Proceeds                                                                                              0.00

  3     Total Mortgage Principal Collections                                                                            4,347,451.69

        Aggregate of Transfer Deposits                                                                                          0.00

        Investor Loss Amount                                                                                                    0.00
        Aggregate Investor Loss Reduction Amount                                                                          353,989.95

COLLECTION AMOUNTS Class A-2
  1     Aggregate of All Mortgage Collections (Gross)                                                                   2,044,261.52
  2     Total Mortgage Interest Collections (Gross)                                                                       524,808.39
        Servicing Fees (current collection period)                                                                         23,437.50
        Deferred Interest Transfer (DI)                                                                                         0.00
    3a    Mortgage Principal Collections                                                                                1,519,453.13
    3b    Pre-Funded Balance                                                                                                    0.00
    3c    Net Liquidation Proceeds                                                                                              0.00

  3     Total Mortgage Principal Collections                                                                            1,519,453.13

        Aggregate of Transfer Deposits                                                                                          0.00

        Investor Loss Amount                                                                                                    0.00
        Aggregate Investor Loss Reduction Amount                                                                          184,263.08

COLLECTION AMOUNTS Class A-3
  1     Aggregate of All Mortgage Collections (Gross)                                                                     713,517.24
  2     Total Mortgage Interest Collections (Gross)                                                                       436,339.73
        Servicing Fees (current collection period)                                                                         16,412.48
        Deferred Interest Transfer (DI)                                                                                         0.00
    3a    Mortgage Principal Collections                                                                                  277,177.51
    3b    Pre-Funded Balance                                                                                                    0.00
    3c    Net Liquidation Proceeds                                                                                              0.00

  3     Total Mortgage Principal Collections                                                                              277,177.51

        Aggregate of Transfer Deposits                                                                                          0.00

        Investor Loss Amount                                                                                                    0.00
        Aggregate Investor Loss Reduction Amount                                                                          516,604.38

TOTAL COLLECTION
AMOUNT
  1     Aggregate of All Mortgage Collections (Gross)                                                                   8,033,823.00
  2     Total Mortgage Interest Collections (Gross)                                                                     1,889,740.67
        Servicing Fees (current collection period)                                                                         78,188.00
        Deferred Interest Transfer (DI)                                                                                         0.00
    3a    Mortgage Principal Collections                                                                                6,144,082.33
    3b    Pre-Funded Balance                                                                                                    0.00
    3c    Net Liquidation Proceeds                                                                                              0.00
  3     Total Mortgage Principal Collections                                                                            6,144,082.33
        Aggregate of Transfer Deposits                                                                                          0.00
        Investor Loss Amount                                                                                                    0.00
        Aggregate Investor Loss Reduction Amount                                                                        1,054,857.41

     Class A-1 Net Interest Collection                                                                                    890,254.53
     Class A-2 Net Interest Collection                                                                                    501,370.89
     Class A-3 Net Interest Collection                                                                                    419,927.25

DISTRIBUTION AMOUNTS Class A-1
     Class A-1 Note   Interest 8.6 (d)(iv)                                                                                459,298.44
     Class A-1 Note   Unpaid Interest Shortfall (current cycle)                                                                 0.00
     Class A-1 Note   Reserve Fund Amount                                                                                 416,074.26
     Investor Loss Amount                                                                                                       0.00
     Previous Investor Loss Amount                                                                                              0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                           13,814.22
     Credit Enhancer Reimbursement                                                                                              0.00
     Accelerated Principal Distribution Amount                                                                                  0.00
     Spread Account Deposit                                                                                                     0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                         545.30
     Management Fee 8.6 (d)(iii)                                                                                              522.32
     Payment to Servicer                                                                                                        0.00
     Deferred Interest                                                                                                          0.00
     Remaining Amount to Transferor                                                                                             0.00
     Total Certificateholders Distribution Allocable to Interest                                                          890,254.53


     Maximum Principal Payment                                                                                          2,802,010.24
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C Redctin Amt)
     8.6(d)(v)                                                                                                                  0.00
     Accelerated Principal Distribution Amount                                                                                  0.00
     Loan Loss                                                                                                                  0.00
     HELOC Overcollateralization Deficit 8.6 (d)(vi)                                                                            0.00
     Total Certificateholders Distribution Allocable to Principal                                                       2,802,010.24

DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note   Interest 8.6 (d)(iv)                                                                                275,891.86
     Class A-2 Note   Unpaid Interest Shortfall (current cycle)                                                                 0.00
     Class A-2 Note   Reserve Fund Amount                                                                                       0.00
     Investor Loss Amount                                                                                                       0.00
     Previous Investor Loss Amount                                                                                              0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                            9,323.53
     Credit Enhancer Reimbursement                                                                                              0.00
     Accelerated Principal Distribution Amount                                                                            215,531.43
     Spread Account Deposit                                                                                                     0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                         317.85
     Management Fee 8.6 (d)(iii)                                                                                              306.22
     Payment to Servicer                                                                                                        0.00
     Deferred Interest                                                                                                          0.00
     Remaining Amount to Transferor                                                                                             0.00
     Total Certificateholders Distribution Allocable to Interest                                                          501,370.89


     Maximum Principal Payment                                                                                          1,519,453.13
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C Redctin Amt)                0.00
     8.6(d)(v)
     Accelerated Principal Distribution Amount                                                                            215,531.43
     Loan Loss                                                                                                                  0.00
     Second Lien Overcollateralization Deficit 8.6 (d)(vi)                                                                      0.00
     Total Certificateholders Distribution Allocable to Principal                                                       1,734,984.56

DISTRIBUTION AMOUNTS Class A-3
     Class A-3 Note   Interest 8.6 (d)(iv)                                                                                185,968.15
     Class A-3 Note   Unpaid Interest Shortfall (current cycle) 5.01(i)                                                         0.00
     Class A-3 Note   Reserve Fund Amount                                                                                       0.00
     Investor Loss Amount 5.01(iii)                                                                                             0.00
     Previous Investor Loss Amount 5.01(iv)                                                                                     0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                           11,152.51
     Credit Enhancer Reimbursement 5.01(vi)                                                                                     0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                                                  222,426.02
     Spread Account Deposit 5.01(viii)                                                                                          0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                         209.11
     Management Fee 8.6 (d)(iii)                                                                                              171.46
     Payment to Servicer per Section 7.03 5.01 (x)                                                                              0.00
     Deferred Interest 5.01 (xi)                                                                                                0.00
     Remaining Amount to Transferor 5.01 (xii)                                                                                  0.00
     Total Certificateholders Distribution Allocable to Interest                                                          419,927.25


     Maximum Principal Payment                                                                                            277,177.51
     Scheduled Principal Collection Payment                                                                                     0.00
     Accelerated Principal Distribution Amount                                                                            222,426.02
     Loan Loss                                                                                                                  0.00
     HLTV Lien Overcollateralization Deficit 8.6 (d)(vi)                                                                        0.00
     Total Certificateholders Distribution Allocable to Principal                                                         499,603.53

TOTAL DISTRIBUTION AMOUNT
     Class A Note  Interest 8.6 (d)(iv)                                                                                   921,158.45
     Class A Note  Unpaid Interest Shortfall (current cycle) 5.01(i)                                                            0.00
     Class A Note  Reserve Fund Amount                                                                                    416,074.26
     Investor Loss Amount 5.01(iii)                                                                                             0.00
     Previous Investor Loss Amount 5.01(iv)                                                                                     0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                           34,290.26
     Credit Enhancer Reimbursement 5.01(vi)                                                                                     0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                                                  437,957.45
     Spread Account Deposit 5.01(viii)                                                                                          0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                       1,072.26
     Management Fee 8.6 (d)(iii)                                                                                            1,000.00
     Payment to Servicer per Section 7.03 5.01 (x)                                                                              0.00
     Deferred Interest 5.01 (xi)                                                                                                0.00
     Remaining Amount to Transferor 5.01 (xii)                                                                                  0.00
     Total Certificateholders Distribution Allocable to Interest                                                        1,811,552.67


     Maximum Principal Payment                                                                                          4,598,640.88
     Scheduled Principal Collection Payment                                                                                     0.00
     Accelerated Principal Distribution Amount                                                                            437,957.45
     Loan Loss                                                                                                                  0.00
     Overcollateralization Deficit 8.6 (d)(vi)                                                                                  0.00
     Total Certificateholders Distribution Allocable to Principal                                                       5,036,598.33


LOSSES/RETRANSFERS
     Unpaid Class A-1 Note  Interest Shortfall Due (From Previous Distributions)                                                0.00
     Unpaid Class A-2 Note  Interest Shortfall Due (From Previous Distributions)                                                0.00
     Unpaid Class A-3 Note  Interest Shortfall Due (From Previous Distributions)                                                0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                                 0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                               0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
      Total Class A-1 Note Distribution Amount Allocable to Interest                                                     3.4260519
      Interest Distribution Amount                                                                                       3.4260519
      Unpaid Note Interest Shortfall Included in Current Distribution                                                    0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                    0.0000000

      Total Class A-1 Note Distribution Amount Allocable to Principal                                                   20.9010781
      Maximum Principal Payment                                                                                         20.9010781
      Scheduled Principal Collections Payment                                                                            0.0000000
      Loan Loss                                                                                                          0.0000000
      Accelerated Principal Distribution Amount                                                                          0.0000000


Class A-2
      Total Class A-2 Note Distribution Amount Allocable to Interest                                                     3.5102910
      Interest Distribution Amount                                                                                       3.5102910
      Unpaid Note Interest Shortfall Included in Current Distribution                                                    0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                    0.0000000


      Total Class A-2 Note Distribution Amount Allocable to Principal                                                   22.0749562
      Maximum Principal Payment                                                                                         19.3326569
      Scheduled Principal Collections Payment                                                                            0.0000000
      Loan Loss                                                                                                          0.0000000
      Accelerated Principal Distribution Amount                                                                          2.7422993


Class A-3
      Total Class A-3 Note Distribution Amount Allocable to Interest                                                     4.2258128
      Interest Distribution Amount                                                                                       4.2258128
      Unpaid Note Interest Shortfall Included in Current Distribution                                                    0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                    0.0000000


      Total Class A-3 Note Distribution Amount Allocable to Principal                                                   11.3526485
      Maximum Principal Payment                                                                                          6.2983919
      Scheduled Principal Collections Payment                                                                            0.0000000
      Loan Loss                                                                                                          0.0000000
      Accelerated Principal Distribution Amount                                                                          5.0542566


      Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                        0.0000000
      Investor Loss Reduction Amounts after Current Distribution (carryover)                                             0.0000000


      Total Interest Amount Distributed to Class A Certificateholder                                                    11.1621558
      Total Principal Amount Distributed to Class A Certificateholder                                                   54.3286829

      Credit Enhancement Draw Amount                                                                                          0.00

DELINQUENCIES/FORECLOSURES

Class A-1
      Number of Mortgages 30 to 59 Days Delinquent                                                                              35
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                              1,734,126.97
      Number of Mortgages 60 to 89 Days Delinquent                                                                               3
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                119,376.17
      Number of Mortgages 90 to 179 Days Delinquent                                                                              3
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                80,667.50
      Number of Mortgages 180 or more Days Delinquent                                                                            1

      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                              99,864.20
      Number of Mortgage Loans in Foreclosure                                                                                    8
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                     269,297.29

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                               0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                   0.00

Class A-2
      Number of Mortgages 30 to 59 Days Delinquent                                                                              21
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                                799,830.51
      Number of Mortgages 60 to 89 Days Delinquent                                                                               6
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                182,079.36
      Number of Mortgages 90 to 179 Days Delinquent                                                                              1
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                38,042.93
      Number of Mortgages 180 or more Days Delinquent                                                                            2
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                              65,245.62
      Number of Mortgage Loans in Foreclosure                                                                                    9
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                     434,072.39

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                               0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                   0.00

Class A-3
      Number of Mortgages 30 to 59 Days Delinquent                                                                              42
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                              1,567,558.34
      Number of Mortgages 60 to 89 Days Delinquent                                                                               7
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                309,460.61
      Number of Mortgages 90 to 179 Days Delinquent                                                                              7
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                               227,931.91
      Number of Mortgages 180 or more Days Delinquent                                                                            3
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                             134,006.76
      Number of Mortgage Loans in Foreclosure                                                                                   24
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                     810,470.70

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                               0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                   0.00

TOTAL DELINQUENCIES/FORECLOSURES

      Number of Mortgages 30 to 59 Days Delinquent                                                                              98
      Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                              4,101,515.82
      Number of Mortgages 60 to 89 Days Delinquent                                                                              16
      Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                610,916.14
      Number of Mortgages 90 to 179 Days Delinquent                                                                             11
      Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                               346,642.34
      Number of Mortgages 180 or more Days Delinquent                                                                            6
      Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                             299,116.58
      Number of Mortgage Loans in Foreclosure                                                                                   41
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   1,513,840.38

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                               0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                   0.00

==================================================================================================================================

PRE-FUNDED ACCOUNT ACTIVITY

      Beginning Balance Pre-Funded Account                                                                                    0.00
      Remaining Amount for Distribution to Classes                                                                            0.00
      Withdrawal for Subsequent Loan Purchase:                                                                                0.00
      Ending Balance Pre-Funded Account                                                                                       0.00
      Pre-Funding Period: From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY
      Class A-1 Reserve Fund Beginning Balance                                                                        2,871,558.18
      Class A-1 Reserve Fund Deposit/Withdrawal                                                                         416,074.26
      Class A-1 Reserve Fund Ending Balance                                                                           3,287,632.44

      Class A-2 Reserve Fund Beginning Balance                                                                                0.00
      Class A-2 Reserve Fund Deposit/Withdrawal                                                                               0.00
      Class A-2 Reserve Fund Ending Balance                                                                                   0.00

      Class A-3 Reserve Fund Beginning Balance                                                                                0.00
      Class A-3 Reserve Fund Deposit/Withdrawal                                                                               0.00
      Class A-3 Reserve Fund Ending Balance                                                                                   0.00

CROSSOVER ACTIVITY
      Class A-1 Activity This Distribution                                                                                    0.00
      Class A-2 Activity This Distribution                                                                                    0.00
      Class A-3 Activity This Distribution                                                                                    0.00

      OFFICER'S CERTIFICATE
      All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

      The Attached Servicing Certificate is true and correct in all material respects.

      -------------------------------------------------
      A Servicing Officer    Teri Martine

-----------------------------------------------------------------------------------------------------------------------------------
HEADLANDS                                   STATEMENT TO NOTEHOLDERS
MORTGAGE
===================================================================================================================================
Revolving Home Equity Loan            LIBOR:                                5.88500%  Current Collection Period:  02/01/00-02/29/00
Asset-Backed Notes                    Margin:                               0.65000%  P&S Agreement Date:                   12/1/98
Series 1998-2                         Class A-1  Note Rate:                 6.53500%  Original Closing Date:               12/29/98
                                      Class A-2  Note Rate:                 6.51000%  Distribution Date:                    3/15/00
                                      Class A-3  Note Rate:                 6.67000%  Record Date:                          3/14/00
                                      Interest Period  3/15/99 thru              29   Pool Factor:                       64.8804138%
                                      4/14/99:
===================================================================================================================================

     BALANCES
     Beginning HELOC Pool Balance                                                                              92,011,251.75
     Beginning Second Lien Pool Balance                                                                        56,250,006.00
     Beginning HLTV Pool Balance                                                                               39,389,943.86

     Beginning Class A-1 Note Balance -- CUSIP 422093AG9                                                       87,247,678.58
     Beginning Class A-2 Note Balance -- CUSIP 422093AH7                                                       50,855,642.43
     Beginning Class A-3 Note Balance -- CUSIP 422093AJ3                                                       33,457,537.74

     Ending HELOC Pool Balance                                                                                 89,209,241.51
     Ending Second Lien Pool Balance                                                                           54,730,552.87
     Ending HLTV Pool Balance                                                                                  39,112,766.35

     Ending Class A-1 Note Balance -- CUSIP 422093AG9                                                          84,445,668.34
     Ending Class A-2 Note Balance -- CUSIP 422093AH7                                                          49,120,657.87
     Ending Class A-3 Note Balance -- CUSIP 422093AJ3                                                          32,957,934.21

     Additional Balances Class A-1                                                                              1,545,441.45

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                  0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                               0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                   0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                0.00
     Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                          0
     Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                        0.00
     Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                                     0
     Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                  0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                           0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                         0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                                 1830
     Cumulative Subsequent Mortgage Loan Asset Balance                                                         64,876,717.43


     Beginning Loan Count                                                                                              5,344
     Ending Loan Count                                                                                                 5,231


COLLECTION AMOUNTS Class A-1
     Aggregate of All Mortgage Collections                                                                      5,237,706.22
     Total Mortgage Interest                                                                                      928,592.55
     Servicing Fees (current collection period)                                                                   (38,338.02)
        Mortgage Principal Collections                                                                          4,347,451.69
        Pre-Funded Balance                                                                                              0.00
                                                                                                                        0.00
     Total Mortgage Principal Collections                                                                       4,347,451.69

COLLECTION AMOUNTS Class A-2
     Aggregate of All Mortgage Collections                                                                      2,020,824.02
     Total Mortgage Interest Collections                                                                          524,808.39
     Servicing Fees (current collection period)                                                                   (23,437.50)
        Mortgage Principal Collections                                                                          1,519,453.13
        Pre-Funded Balance                                                                                              0.00
                                                                                                                        0.00
     Total Mortgage Principal Collections                                                                       1,519,453.13

COLLECTION AMOUNTS Class A-3
     Aggregate of All Mortgage Collections                                                                        697,104.76
     Total Mortgage Interest Collections                                                                          436,339.73
     Servicing Fees (current collection period)                                                                   (16,412.48)
        Mortgage Principal Collections                                                                            277,177.51
        Pre-Funded Balance                                                                                              0.00
                                                                                                                        0.00
     Total Mortgage Principal Collections                                                                         277,177.51

TOTAL COLLECTION AMOUNT
     Aggregate of All Mortgage Collections                                                                      8,033,823.00
     Total Mortgage Interest Collections                                                                        1,889,740.67
        Mortgage Principal Collections                                                                          6,144,082.33
        Pre-Funded Balance                                                                                              0.00

     Total Mortgage Principal Collections                                                                       6,144,082.33


DISTRIBUTION AMOUNTS Class A-1
     Class A-1 Note  Interest                                                                                     459,298.44
     Class A-1 Note  Unpaid Interest Shortfall (current cycle)                                                          0.00
     Class A-1 Note  Reserve Fund Amount                                                                          416,074.26

     Maximum Principal Payment                                                                                  2,802,010.24
     Scheduled Principal Collection                                                                                     0.00
     Accelerated Principal Distribution Amount                                                                          0.00
     Loan Loss                                                                                                          0.00
     HELOC Overcollateralization Deficit                                                                                0.00
     Total Certificateholders Distribution Allocable to Principal                                               2,802,010.24


DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note  Interest                                                                                     275,891.86
     Class A-2 Note  Unpaid Interest Shortfall (current cycle)                                                          0.00
     Class A-2 Note  Reserve Fund Amount                                                                                0.00

     Maximum Principal Payment                                                                                  1,519,453.13
     Scheduled Principal Collection                                                                                     0.00
     Accelerated Principal Distribution Amount                                                                    215,531.43
     Loan Loss                                                                                                          0.00
     HELOC Overcollateralization Deficit                                                                                0.00
     Total Certificateholders Distribution Allocable to Principal                                               1,734,984.56

DISTRIBUTION AMOUNTS Class A-3
     Class A-3 Note  Interest                                                                                     185,968.15
     Class A-3 Note  Unpaid Interest Shortfall (current cycle)                                                          0.00
     Class A-3 Note  Reserve Fund Amount                                                                                0.00

     Maximum Principal Payment                                                                                    277,177.51
     Scheduled Principal Collection Payment                                                                             0.00
     Accelerated Principal Distribution Amount                                                                    222,426.02

     Loan Loss                                                                                                          0.00
     HELOC Overcollateralization Deficit                                                                                0.00
     Total Certificateholders Distribution Allocable to Principal                                                 499,603.53

TOTAL DISTRIBUTION AMOUNT
     Class A Note Interest                                                                                        921,158.45
     Class A Note Unpaid Interest Shortfall (current cycle)                                                             0.00
     Class A Note Reserve Fund Amount                                                                             416,074.26

     Maximum Principal Payment                                                                                  4,598,640.88
     Scheduled Principal Collection Payment/bal                                                                         0.00
     Accelerated Principal Distribution Amount                                                                    437,957.45
     Overcollateralization Deficit                                                                                      0.00
     Total Certificateholders Distribution Allocable to Principal                                               5,036,598.33


LOSSES/RETRANSFERS

     Unpaid Class A-1 Note  Interest Shortfall Due (From Previous Distributions)                                        0.00
     Unpaid Class A-2 Note  Interest Shortfall Due (From Previous Distributions)                                        0.00
     Unpaid Class A-3 Note  Interest Shortfall Due (From Previous Distributions)                                        0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                         0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                       0.00


DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
     Total Class A-1 Note Distribution Amount Allocable to Interest                                                3.4260519
     Interest Distribution Amount                                                                                  3.4260519
     Unpaid Note Interest Shortfall Included in Current Distribution                                               0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                               0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                              20.9010781
     Maximum Principal Payment                                                                                    20.9010781
     Scheduled Principal Collections Payment                                                                       0.0000000
     Loan Loss                                                                                                     0.0000000
     Accelerated Principal Distribution Amount                                                                     0.0000000


Class A-2
     Total Class A-2 Note Distribution Amount Allocable to Interest                                                3.5102910
     Interest Distribution Amount                                                                                  3.5102910
     Unpaid Note Interest Shortfall Included in Current Distribution                                               0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                               0.0000000

     Total Class A-2 Note Distribution Amount Allocable to Principal                                              22.0749562
     Maximum Principal Payment                                                                                    19.3326569
     Scheduled Principal Collections Payment                                                                       0.0000000
     Loan Loss                                                                                                     0.0000000
     Accelerated Principal Distribution Amount                                                                     2.7422993

Class A-3
     Total Class A-3 Note Distribution Amount Allocable to Interest                                                4.2258128
     Interest Distribution Amount                                                                                  4.2258128
     Unpaid Note Interest Shortfall Included in Current Distribution                                               0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                               0.0000000

     Total Class A-3 Note Distribution Amount Allocable to Principal                                              11.3526485
     Maximum Principal Payment                                                                                     6.2983919
     Scheduled Principal Collections Payment                                                                       0.0000000
     Loan Loss                                                                                                     0.0000000
     Accelerated Principal Distribution Amount                                                                     5.0542566


     Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                   0.0000000
     Investor Loss Reduction Amounts after Current Distribution (carryover)                                        0.0000000


     Total Interest Amount Distributed to Class A Certificateholder                                               11.1621558
     Total Principal Amount Distributed to Class A Certificateholder                                              54.3286829

     Credit Enhancement Draw Amount                                                                                        0

DELINQUENCIES/FORECLOSURES
Class A-1
     Number of Mortgages 31 to 60 Days Delinquent                                                                         35
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                         1,734,126.97
     Number of Mortgages 61 to 90 Days Delinquent                                                                          3
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                           119,376.17
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                 3
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                   80,667.50
     Number of Mortgages 181 or more Days Delinquent                                                                       1
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                         99,864.20
     Number of Mortgage Loans in Foreclosure                                                                               8
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                269,297.29

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                          0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                              0.00

Class A-2
     Number of Mortgages 31 to 60 Days Delinquent                                                                         21
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                           799,830.51
     Number of Mortgages 61 to 90 Days Delinquent                                                                          6
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                           182,079.36
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                 1
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                   38,042.93
     Number of Mortgages 181 or more Days Delinquent                                                                       2
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                         65,245.62
     Number of Mortgage Loans in Foreclosure                                                                               9
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                434,072.39

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                          0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                              0.00

Class A-3
     Number of Mortgages 31 to 60 Days Delinquent                                                                         42
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                         1,567,558.34
     Number of Mortgages 61 to 90 Days Delinquent                                                                          7
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                           309,460.61
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                 7
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                  227,931.91
     Number of Mortgages 181 or more Days Delinquent                                                                       3
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                        134,006.76
     Number of Mortgage Loans in Foreclosure                                                                              24
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                810,470.70

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                          0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                              0.00

TOTAL DELINQUENCIES/FORECLOSURES
     Number of Mortgages 31 to 60 Days Delinquent                                                                         98
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                         4,101,515.82
     Number of Mortgages 61 to 90 Days Delinquent                                                                         16
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                           610,916.14
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                11
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                  346,642.34
     Number of Mortgages 181 or more Days Delinquent                                                                       6
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                        299,116.58
     Number of Mortgage Loans in Foreclosure                                                                              41
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                              1,513,840.38

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                          0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                              0.00

============================================================================================================================
     Class A-1 Note Rate For Next Distribution                     LIBOR     tbd                        #VALUE!

PRE-FUNDED ACCOUNT ACTIVITY
     Beginning Balance Pre Funding Account                                                                              0.00
     Remaining Amount for Distribution to Classes                                                                       0.00
     Withdrawal for Subsequent Loan Purchase:                                                                           0.00
     Ending Balance Pre Funding Account                                                                                 0.00
     Pre-Funding Period: From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

     Class A-1 Reserve Fund Beginning Balance                                                                   2,871,558.18
     Class A-1 Reserve Fund Deposit/Withdrawal                                                                    416,074.26
     Class A-1 Reserve Fund Ending Balance                                                                      3,287,632.44


     Class A-2 Reserve Fund Beginning Balance                                                                           0.00
     Class A-2 Reserve Fund Deposit/Withdrawal                                                                          0.00
     Class A-2 Reserve Fund Ending Balance                                                                              0.00

     Class A-3 Reserve Fund Beginning Balance                                                                           0.00
     Class A-3 Reserve Fund Deposit/Withdrawal                                                                          0.00
     Class A-3 Reserve Fund Ending Balance                                                                              0.00